The
High Yield
Plus Fund,
Inc.

SEMI
ANNUAL
REPORT
September 30, 2001

Letter To Shareholders             October 12, 2001

Dear Shareholder:
The high yield market was sharply
impacted by the terrorist attacks.
While the high yield market had
enjoyed some stability and price
appreciation during July and
August, valuations in September
were greatly reduced by the new
economic uncertainties and the
increased lack of liquidity in the
markets.  The overall yield
difference between US Treasuries
and high yield securities widened
from 730 basis points at June 30,
2001 to 920 basis points at
September 30, 2001. Specifically,
post September 11, US Treasuries
rallied in a classic flight to
quality, while illiquid, higher
risk assets faltered.

Mirroring the activity in the
equity markets, high yield sectors
that have been particularly
pressured by revised business
outlooks include the airline,
gaming and lodging, aerospace and
automotive sectors.  Since the
attacks, more companies have
announced dramatic slowdowns in
business.  The business trough for
the technology and telecommunications
industries has been pushed out significantly after the attacks, creating the potential for even further distress in these sectors. As always, we are monitoring the Fund's current positions in light of the changed environment. In some cases, we may trim or eliminate holdings whose prospects have dimmed significantly;
in other cases, we are finding
opportunities in companies whose valuations have been perhaps overly penalized by the broader market conditions.

Prior to the attacks, according to
data collected by the Federal
Reserve Board, the percentage of
commercial banks tightening their
lending standards had dropped from
roughly 60% in the spring to 40% in
the most recent survey compiled in
August.  This trend may be further
encouraged by the Fed's most recent
rate cuts.  We also believe that
various government "economic
rescue" packages may ultimately
provide increased confidence in the
US economy.  Should this transpire,
access to capital for leveraged
companies may also improve.  The US
economy had already weakened
meaningfully before September.  It
would now appear that the US
government has only strengthened
its resolve to act broadly to
support and encourage growth.
Nevertheless, uncertainty and
volatility are sure to remain in
the markets for the near future.

Fund Performance
The Fund's total returns for
periods ended September 30, 2001
are shown in the following table.
For comparison, we have also
provided the returns of the Lipper
Closed-End Leveraged High Yield
category, an average of 25 closed-
end high yield leveraged funds.
Leverage varies substantially
amongst the funds in the group.
While we believe the Fund's returns
have been competitive with other
funds with similar objectives, we
would observe that some funds in
the category principally invest in
bank loans and show different
performance characteristics.

  v                      TOTAL RETURNS
          For the Periods Ended Stptember 30, 2001

                                  6 Months      1 Year       2 Years*
High Yield Plus Fund (NAV)1        -13.4%       -19.2%        -10.7%
Lipper CEHY -- Leveraged           -13.1        -17.8         -10.5

1 Represents NAV-basis performance
as provided by Lipper Analytical
Services, Inc. Past performance is
no guarantee of future results.
Returns based on market performance
of the Fund's shares would be
different.
*Annualized

As we noted in our annual letter to
shareholders, over the twelve-month
period we have upgraded the quality
of the portfolio given the adverse
credit environment.   With respect
to sector exposure, we have notably
increased exposure to the
healthcare, utility, cable and
retail sectors, while decreasing
exposure to the telecom and
industrial sectors.  (The three
largest sector exposures for the
Fund are comprised of cable at
9.5%, healthcare at 9.2% and media
at 7.7%).  As a result of the
market's general risk aversion, we
believe that the difference in
yield between higher quality (BB)
and mid quality (B) is unusually
wide.  The Fund has a higher
percentage of investments in
securities rated B, than BB, which
has hurt its relative performance.
However, we believe ultimately the
unusual disparity in returns and
yields between these "subsectors"
of the high yield market will come
back in line, creating appreciation
opportunity for mid-tier quality
issues.

The Fund is leveraged and has a $50
million credit line provided by
Fleet National Bank and State
Street Bank and Trust Company.  As
of September 30, the Fund had drawn
$31 million on the line.  However,
given the unusual volatility and
economic uncertainty in the market,
we increased cash balances during
September and subsequently reduced
the leverage during the first week
of October.  The average cost of
the Fund's borrowings has dropped
fairly significantly from 6.4% at
March 31, 2001 to 4.9% at September
30, 2001, reflecting the Fed's
interest rate cuts.  As of
September 30, 2001, the Fund's
shares were priced at $5.12.  This
price reflected a premium of 28% to
the Fund's net asset value of $4.01
per share. The Fund's monthly
dividend rate of $0.0625 per share
equates to an annualized yield of
14.6% relative to the stock price.
This yield was markedly in excess
of the US 10-Year Treasury rate of
4.6% as of September 30, 2001.
As always, we appreciate your
interest in the Fund.

Sincerely yours,

Catherine A. Smith
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as of September 30, 2001 (Unaudited)     THE HIGH YIELD
PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                     Principal
                                                             Moody's        Interest     Maturity      Amount            Value
Description                                                  Rating           Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--137.9%
CORPORATE BONDS--136.2%
------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.7%
Hexcel Corp., Sr. Sub. Notes                                 B2                9.75%       1/15/09   $     620        $   310,000
Moog, Inc., Sr. Sub. Notes, Ser. B                           Ba3              10.00        5/01/06         750            768,750
                                                                                                                      -----------
                                                                                                                        1,078,750
------------------------------------------------------------------------------------------------------------------------------
Automotive--2.2%
Accuride Corp., Sr. Sub. Notes                               Caa1              9.25        2/01/08         750            435,000
Dana Corp., Notes                                            Ba1               9.00        8/15/11         500            450,916
Exide Corp., Sr. Notes                                       B1               10.00        4/15/05         500            342,500
Hayes Lemmerz International, Inc., Sr. Notes                 Caa1             11.875       6/15/06         110             58,300
Hayes Wheels International, Inc., Sr. Sub. Notes             Caa2             11.00        7/15/06         350             56,000
                                                                                                                      -----------
                                                                                                                        1,342,716
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries--1.1%
Anthony Crane Rental L.P., Sr. Notes                         Caa1             10.375       8/01/08       1,000            435,000
Owens Corning, Sr. Notes                                     Ca                7.50        5/01/05         750(b)         240,000
                                                                                                                      -----------
                                                                                                                          675,000
------------------------------------------------------------------------------------------------------------------------------
Cable--13.7%
Adelphia Communications Corp.,
   Sr. Notes, Ser. B                                         B2                9.875       3/01/07         650            573,625
   Sr. Notes                                                 B2                8.375       2/01/08         500            410,000
   Sr. Notes                                                 B2               10.875      10/01/10         250            220,000
   Notes                                                     B2               10.25        6/15/11         750            652,500
Cablevision S.A., Sr. Notes (Argentina)                      Caa1             13.75        5/01/09         250(d)         112,500
Charter Communications Holdings,
   Sr. Notes                                                 B2               10.00        4/01/09       1,000            962,500
   Sr. Notes                                                 B2                9.625      11/15/09       1,000            950,000
   Sr. Notes                                                 B2               11.125       1/15/11         285            285,000
Insight Midwest L.P.,
   Sr. Notes                                                 B1                9.75       10/01/09         645            664,350
   Sr. Notes                                                 B1               10.50       11/01/10       1,000          1,055,000
Mediacom Broadband LLC, Sr. Notes                            B2               11.00        7/15/13       1,000          1,020,000
Multicanal S.A. (Argentina),
   Sr. Notes                                                 Caa1             10.50        2/01/07         550(d)         247,500
   Sr. Notes, Ser. E                                         Caa1             13.125       4/15/09         200(d)         100,000
   Sr. Notes, Ser. C                                         Caa1             10.50        4/15/18         230(d)          69,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of September 30, 2001 (Unaudited)     THE HIGH YIELD
PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                      Principal
                                                              Moody's        Interest     Maturity      Amount           Value
Description                                                   Rating           Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Cable (cont'd.)
NTL Communications Corp.,
   Sr. Notes                                                 B2               9.875%      11/15/09    EUR  250        $   100,458
   Sr. Notes                                                 B3              11.875       10/01/10   $     500            251,250
Telewest Communications PLC (United Kingdom),
   Sr. Notes                                                 B2              11.25        11/01/08         750(d)         487,500
   Sr. Notes                                                 B2               9.875        2/01/10         500(d)         310,000
United Pan-Europe Communications N.V. (Netherlands),
   Sr. Notes, Ser. B                                         Caa1            10.875        8/01/09         500(d)          70,000
   Notes                                                     Caa1            11.25         2/01/10         250(d)          35,000
                                                                                                                      -----------
                                                                                                                        8,576,183
------------------------------------------------------------------------------------------------------------------------------
Chemicals--6.5%
ARCO Chemical Co.,
   Debs.                                                     Ba3              9.375       12/15/05       1,000          1,032,176
   Debs.                                                     Ba3              9.799        2/01/20         500            483,689
Georgia Gulf Corp., Sr. Sub. Notes                           B2              10.375       11/01/07         750            738,750
Lyondell Chemical Co., Sr. Sub. Notes                        B2              10.875        5/01/09         655            537,100
Philipp Brothers Chemicals, Inc., Sr. Sub. Notes             B3               9.875        6/01/08         500            250,000
Resolution Performance Products, Inc., Sr. Sub. Notes        B2              13.50        11/15/10       1,000          1,030,000
                                                                                                                      -----------
                                                                                                                        4,071,715
------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services--1.2%
Bausch & Lomb, Inc., Notes                                   Baa3              6.75       12/15/04         500            495,838
Corning Consumer Products Co., Sr. Sub. Notes                Ca                9.625       5/01/08       1,500            240,000
Polaroid Corp.,
   Sr. Notes                                                 Ca               11.50        2/15/06         150(b)          21,000
   Medium-Term Notes                                         Ca                7.25        1/15/07         190(b)          24,700
                                                                                                                      -----------
                                                                                                                          781,538
------------------------------------------------------------------------------------------------------------------------------
Containers--3.1%
Crown, Cork & Seal, Inc., Notes                              Caa3              8.375       1/15/05       1,000            450,000
Owens-Illinois, Inc.,
   Sr. Notes                                                 B3                7.85        5/15/04         205            172,200
   Sr. Notes                                                 B3                7.15        5/15/05         250            195,000
   Sr. Notes                                                 B3                8.10        5/15/07       1,000            760,000
Silgan Holdings, Inc., Sr. Sub. Debs.                        B1                9.00        6/01/09         350            344,750
                                                                                                                      -----------
                                                                                                                        1,921,950

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of September 30, 2001 (Unaudited)     THE HIGH YIELD
PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                      Principal
                                                              Moody's        Interest     Maturity      Amount           Value
Description                                                   Rating           Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Energy & Related Goods & Services--6.7%
Canadian Forest Oil Ltd., Sr. Sub. Notes (Canada)            B1                8.75%       9/15/07   $     750(d)     $   727,500
Clark R & M, Inc., Sr. Notes                                 Ba3               8.625       8/15/08       1,250          1,021,875
Forest Oil Corp., Sr. Notes                                  Ba3               8.00        6/15/08         500            490,000
Frontier Oil Corp., Sr. Notes                                B2                9.125       2/15/06         750            750,000
P & L Coal Holdings Corp., Sr. Notes                         Ba3               8.875       5/15/08         500            515,000
Pioneer Natural Resources Co., Sr. Notes                     Ba1               9.625       4/01/10         500            538,957
Plains Resources, Inc., Sr. Sub. Notes, Ser. B               B2               10.25        3/15/06         135            136,350
                                                                                                                      -----------
                                                                                                                        4,179,682
------------------------------------------------------------------------------------------------------------------------------
Financial Services--6.2%
Conseco, Inc., Sr. Notes                                     B1               10.75        6/15/08       1,310          1,074,200
GS Escrow Corp., Sr. Notes                                   Ba1               7.125       8/01/05         750            763,535
Ocwen Federal Savings Bank, Sub. Debs.                       B1               12.00        6/15/05         500            475,000
Peoples Bank of Bridgeport, Sub. Notes                       Baa3              9.875      11/15/10         750            819,910
Western Financial Savings Bank, Sub. Cap. Debs.              B1                8.875       8/01/07         750            740,376
                                                                                                                      -----------
                                                                                                                        3,873,021
------------------------------------------------------------------------------------------------------------------------------
Food & Lodging--0.7%
John Q. Hammons Hotels, First Mtge. Bonds                    B2                8.875       2/15/04         500            440,000
------------------------------------------------------------------------------------------------------------------------------
General Industrial--10.2%
Allied Waste North America, Inc.,
   Sr. Notes                                                 Ba3               7.625       1/01/06         750            733,125
   Sr. Sub. Notes                                            B2               10.00        8/01/09       1,100          1,100,000
Foster Wheeler Ltd., Sr. Sub. Notes, Conv.                   B2                6.50        6/01/07         500            318,750
Haynes International, Inc., Sr. Notes                        Caa1             11.625       9/01/04         870            462,187
International Wire Group, Inc., Sr. Sub. Notes, Ser. B       B3               11.75        6/01/05         250            225,000
IT Group, Inc., Sr. Sub. Notes, Ser. B                       B3               11.25        4/01/09         500            450,000
Lucent Technologies, Inc.,
   Notes                                                     Ba3               7.25        7/15/06         565            457,650
   Notes                                                     Ba3               5.50       11/15/08         250            177,500
Marconi PLC, Notes (United Kingdom)                          Ba1               7.75        9/15/10       1,000(d)         376,011
Nortel Networks Ltd., Notes (Canada)                         Baa1              6.125       2/15/06         750(d)         585,548
Numatics, Inc., Sr. Sub. Notes                               Caa2              9.625       4/01/08         375            202,500
United Rentals, Inc., Sr. Sub. Notes                         B2                9.00        4/01/09         750            652,500
WESCO Distribution, Inc., Sr. Sub. Notes                     B3                9.125       6/01/08         750            626,250
                                                                                                                      -----------
                                                                                                                        6,367,021
------------------------------------------------------------------------------------------------------------------------------
Grocery Stores--1.4%
Great Atlantic & Pacific Tea, Inc., Notes                    B2                7.75        4/15/07       1,000            899,029

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of September 30, 2001 (Unaudited)     THE HIGH YIELD
PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                      Principal
                                                              Moody's        Interest     Maturity      Amount           Value
Description                                                   Rating           Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Health Care--13.4%
Alaris Medical Systems, Sr. Sub. Notes                       Caa1              9.75%      12/01/06   $     730        $   591,300
Beverly Enterprises, Inc., Sr. Notes                         B1                9.00        2/15/06         500            506,250
Bio-Rad Labs, Inc., Sr. Sub. Notes                           B2               11.625       2/15/07       1,250          1,350,000
Conmed Corp., Sr. Sub. Notes                                 B3                9.00        3/15/08       1,100          1,078,000
Dade International, Inc., Sr. Sub. Notes                     C                11.125       5/01/06       2,500(b)         725,000
DJ Orthopedics LLC, Sr. Sub. Notes                           B3               12.625       6/15/09       1,250          1,290,625
Manor Care, Inc., Notes                                      Ba1               8.00        3/01/08         500            514,375
Mediq, Inc., Sr. Sub. Notes                                  C                11.00        6/01/08       1,740(b)               0(e)
Tenet Healthcare Corp., Sr. Sub. Notes, Ser. B               Ba2               8.125      12/01/08         850            907,375
Triad Hospitals Holdings, Sr. Sub. Notes                     B2               11.00        5/15/09         855            921,263
Universal Hospital Services, Inc., Sr. Sub. Notes            B3               10.25        3/01/08         500            480,000
                                                                                                                      -----------
                                                                                                                        8,364,188
------------------------------------------------------------------------------------------------------------------------------
Home Building & Real Estate--4.1%
Beazer Homes USA, Inc., Sr. Notes                            Ba2               8.875       4/01/08       1,250          1,200,000
Ryland Group, Inc., Notes                                    Ba3               8.25        4/01/08         750            682,500
Standard Pacific Corp., Sr. Notes                            Ba2               8.50        6/15/07         750            697,500
                                                                                                                      -----------
                                                                                                                        2,580,000
------------------------------------------------------------------------------------------------------------------------------
Media & Entertainment--11.4%
Ackerley Group, Inc., Sr. Sub. Notes, Ser. B                 B2                9.00        1/15/09         750            592,500
Globo Comunicacoes e Participacoes S.A., Notes (Brazil)      B1               10.50       12/20/06       1,750(d)       1,277,500
Quebecor Media, Inc., Sr. Notes (Canada)                     B2               11.125       7/15/11       1,500(d)       1,485,000
Rogers Communications, Inc., Sr. Notes (Canada)              Ba1               8.875       7/15/07         500(d)         500,000
STC Broadcasting, Inc., Sr. Sub. Notes                       B3               11.00        3/15/07         350            322,000
TV Azteca S.A. (Mexico),
   Gtd. Sr. Notes, Ser. A                                    B1               10.125       2/15/04         500(d)         475,000
   Gtd. Sr. Notes, Ser. B                                    B1               10.50        2/15/07         250(d)         212,500
Von Hoffman Press, Inc., Sr. Sub. Notes                      B3               10.875       5/15/07         700            651,000
World Color Press, Inc., Sr. Sub. Notes                      Baa2              8.375      11/15/08         750            785,882
Young Broadcasting, Inc., Sr. Sub. Notes                     B2               10.00        3/01/11       1,000            795,000
                                                                                                                      -----------
                                                                                                                        7,096,382
------------------------------------------------------------------------------------------------------------------------------
Metals--5.3%
AK Steel Corp., Sr. Notes                                    Ba2               9.125      12/15/06         500            487,500
Bayou Steel Corp., First Mtge. Notes                         B3                9.50        5/15/08       1,250            687,500
Bucyrus International, Inc., Sr. Notes                       Caa1              9.75        9/15/07         500            175,000
Century Aluminum Co., Sr. Sec'd. First Mtge. Notes           Ba3              11.75        4/15/08         500            490,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of September 30, 2001 (Unaudited)     THE HIGH YIELD
PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                      Principal
                                                              Moody's        Interest     Maturity      Amount           Value
Description                                                   Rating           Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Metals (cont'd.)
National Steel Corp., Mtge. Notes, Ser. D                    Caa1             9.875%       3/01/09   $   1,250        $   475,000
United States Steel LLC, Sr. Notes                           Ba2             10.75         8/01/08         875            813,750
Weirton Steel Corp., Sr. Notes                               Caa3            11.375        7/01/04         750            180,000
                                                                                                                      -----------
                                                                                                                        3,308,750
------------------------------------------------------------------------------------------------------------------------------
Paper & Packaging--7.2%
Abitibi-Consolidated, Inc., Debs. (Canada)                   Baa3             8.55         8/01/10         500(d)         529,169
Caraustar Industries, Inc., Sr. Sub. Notes                   Ba1              9.875        4/01/11         500            490,000
Doman Indstries Ltd. (Canada),
   Sr. Notes                                                 Caa1             8.75         3/15/04         500(d)         155,000
   Sr. Sec'd. Notes                                          B3              12.00         7/01/04         500(d)         447,500
Gaylord Container Corp., Sr. Sub. Notes                      Caa3             9.875        2/15/08       1,000            255,000
Millar Western Forest Products Ltd., Sr. Notes (Canada)      B2               9.875        5/15/08       1,250(d)       1,100,000
Norske Skog Ltd., Sr. Notes (Canada)                         Ba2              8.625        6/15/11          75(d)          74,813
Pacifica Papers, Inc., Sr. Notes (Canada)                    Ba2             10.00         3/15/09         750(d)         783,750
Paperboard Industries International, Inc., Sr. Notes
   (Canada)                                                  B2               8.375        9/15/07         750(d)         675,000
                                                                                                                      -----------
                                                                                                                        4,510,232
------------------------------------------------------------------------------------------------------------------------------
Retail--6.6%
CSK Auto, Inc., Sr. Sub. Notes                               B3               11.00       11/01/06         750            570,000
J.C. Penney, Inc., Notes                                     Ba2               7.60        4/01/07         750            681,480
Rite Aid Corp.,
   Notes                                                     Caa2              7.625       4/15/05         975            858,000
   Notes                                                     Caa2              7.125       1/15/07       1,500          1,230,000
   Sr. Notes                                                 Caa2             11.25        7/01/08         750            757,500
                                                                                                                      -----------
                                                                                                                        4,096,980
------------------------------------------------------------------------------------------------------------------------------
Technology and Related--8.5%
Amkor Technologies, Inc.,
   Sr. Notes                                                 Ba3               9.25        5/01/06         500            405,000
   Sr. Sub. Notes                                            B2               10.50        5/01/09         500            387,500
Fairchild Semiconductor Corp., Sr. Sub. Notes                B2               10.50        2/01/09       1,000            965,000
Juniper Networks, Inc., Sub. Notes, Conv.                    B2                4.75        3/15/07         500            307,500
MCMS, Inc., Sr. Sub. Notes, Ser. B                           C                 9.75        3/01/08       1,500(b)          37,500
SCG Holdings Corp., Notes, Ser. B                            B3               12.00        8/01/09         620            272,800
Seagate Technology, Inc., Sr. Sub. Notes                     Ba3              12.50       11/15/07       1,500          1,485,000
Telecommunications Techniques Co., Sr. Sub. Notes            B3                9.75        5/15/08         750            450,000
Viasystems, Inc.,
   Sr. Sub. Notes, Ser. B                                    B3                9.75        6/01/07         805            213,325
   Sr. Sub. Notes                                            B3                9.75        6/01/07         750            198,750
Xerox Capital Europe PLC, Gtd. Notes (United Kingdom)        Ba1               5.875       5/15/04         750(d)         614,280
                                                                                                                      -----------
                                                                                                                        5,336,655

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of September 30, 2001 (Unaudited)     THE HIGH YIELD
PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                      Principal
                                                              Moody's        Interest     Maturity      Amount           Value
Description                                                   Rating           Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--10.0%
360Networks, Inc., Sr. Notes (Canada)                        Ca               13.00%       5/01/08   $   1,250(b)(d)  $     3,125
Alaska Communications Holdings, Inc., Sr. Sub. Notes         B3                9.375       5/15/09          60             50,400
American Tower Corp., Sr. Notes                              B3                9.375       2/01/09         750            628,125
Call-Net Enterprises, Inc., Sr. Notes (Canada)               Ca                9.375       5/15/09       1,250(d)         300,000
Concentric Network Corp., Sr. Notes                          CCC(c)           12.75       12/15/07         500            100,000
FLAG Telecommunications Holdings Ltd., Sr. Notes (Bermuda)   B2               11.625       3/30/10       1,500(d)         540,000
Global Crossing Holdings Ltd., Sr. Notes (Bermuda)           Ba2               9.125      11/15/06         750(d)         322,500
GT Group Telecommunications, Inc. (Canada),
   Sr. Disc. Exch. Notes, Zero Coupon (until 2/1/05)         Caa1             13.25        2/01/10         850(d)         170,000
Hyperion Telecommunications, Inc., Sr. Sec'd. Notes, Ser. B  Caa2             12.25        9/01/04         900            504,000
Iridium Cap. Corp.,
   Sr. Notes, Ser. B                                         C                14.00        7/15/05         750(b)          30,000
   Gtd. Sr. Notes, Ser. D                                    C                10.875       7/15/05         500(b)          20,000
ITC DeltaCom, Inc.,
   Sr. Notes                                                 B2               11.00        6/01/07         250             87,500
   Sr. Notes                                                 B2                8.875       3/01/08         540            162,000
Level 3 Communications, Inc.,
   Sr. Notes                                                 Caa1             11.00        3/15/08         100             44,500
   Sr. Notes                                                 Caa1              9.125       5/01/08         435            181,613
   Sr. Notes                                                 Caa1             11.25        3/15/10         500            215,000
McLeodUSA, Inc.,
   Sr. Notes                                                 B3                9.25        7/15/07         230             59,800
   Sr. Notes                                                 B3               11.375       1/01/09         500            145,000
Millicom International Cellular S.A. (Luxembourg),
   Sr. Sub. Disc. Notes                                      Caa1             13.50        6/01/06       1,250(d)         800,000
Nextel Communications, Inc., Sr. Notes                       B1                9.50        2/01/11         350            213,500
NEXTLINK Communications, Inc.,
   Sr. Notes                                                 Caa1             10.75        6/01/09         895            174,525
   Sr. Notes                                                 Caa1             10.50       12/01/09         105             18,900
Rogers Wireless, Inc., Sr. Sec'd. Notes (Canada)             Baa3              9.625       5/01/11         500(d)         480,000
Williams Communications Group, Inc.,
   Sr. Notes                                                 Caa1             10.875      10/01/09         500            207,500
   Sr. Notes                                                 Caa1             11.875       8/01/10       1,750            735,000
Winstar Communications, Inc.,
   Sr. Notes                                                 Ca               12.50        4/15/08       1,750(b)          17,500
   Sr. Notes                                                 Ca               12.75        4/15/10         250(b)           2,500
Worldwide Fiber, Inc., Sr. Notes (Canada)                    Ca               12.00        8/01/09       1,250(b)(d)        3,125
                                                                                                                      -----------
                                                                                                                        6,216,113

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of September 30, 2001 (Unaudited)     THE HIGH YIELD
PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                      Principal
                                                              Moody's        Interest     Maturity      Amount           Value
Description                                                   Rating           Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Textiles--1.0%
Burlington Industries, Inc., Sr. Notes                       Caa2              7.25%       9/15/05   $   1,500        $   345,000
Pillowtex Corp., Sr. Sub. Notes, Ser. B                      C                 9.00       12/15/07       2,025(b)          20,250
Westpoint Stevens, Inc., Sr. Notes                           Ca                7.875       6/15/08         750            255,000
                                                                                                                      -----------
                                                                                                                          620,250
------------------------------------------------------------------------------------------------------------------------------
Transportation--5.5%
Air Canada, Inc., Sr. Notes (Canada)                         B1               10.25        3/15/11       1,000(d)         430,000
Atlas Air, Inc.,
   Notes                                                     B1               10.75        8/01/05         810            518,400
   Sr. Notes                                                 B1                9.375      11/15/06         300            177,000
Delta Airlines, Inc., Notes                                  Ba2               7.90       12/15/09         500            420,083
Kansas City Southern Railway Co., Sr. Notes                  Ba2               9.50       10/01/08         750            765,000
Northwest Airlines, Inc., Sr. Notes                          Ba3               8.875       6/01/06         400            273,113
TFM S.A. (Mexico),
   Sr. Notes                                                 B1               10.25        6/15/07         500(d)         440,000
   Sr. Disc. Debs., Zero Coupon (until 6/1/02)               B1               11.75        6/15/09         500(d)         395,000
                                                                                                                      -----------
                                                                                                                        3,418,596
------------------------------------------------------------------------------------------------------------------------------
Utilities--8.5%
AES Corp., Sr. Notes                                         Ba1               8.75        6/15/08         500            431,250
Avista Corp., Sr. Notes                                      Baa2              9.75        6/01/08       1,280          1,345,716
Calpine Corp., Sr. Notes                                     Ba1               8.625       8/15/10       1,000            979,820
CMS Energy Corp.,
   Sub. Notes                                                Ba3               7.625      11/15/04         500            492,259
   Sr. Notes                                                 Ba3               9.875      10/15/07       1,000          1,060,110
   Sr. Notes                                                 Ba3               7.50        1/15/09         250            236,397
IBEA-Invers Electric Corp., Notes (Argentina)                CCC+(c)           9.00        9/16/04       1,000(d)         200,000
TNP Enterprises, Inc., Sr. Sub. Notes                        Ba3              10.25        4/01/10         500            530,000
                                                                                                                      -----------
                                                                                                                        5,275,552
                                                                                                                      -----------
Total long-term corporate bonds                                                                                        85,030,303
------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATION--1.1%
Republic of Brazil, Bonds                                    B1               14.50       10/15/09         693(d)         654,192
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK(a)
                                                                                                       Shares
                                                                                                     ----------
SF Holdings Group, Class C                                   --              --                 --         219                  0(e)

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as of September 30, 2001 (Unaudited)     THE HIGH YIELD
PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's        Dividend     Maturity                       Value
Description                                                   Rating           Rate         Date        Shares         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.6%
SF Holding Group, Inc.,
   Exchangeable, PIK                                          NR              13.75%             --          48       $   102,592
   Exchangeable, Ser. B, PIK                                  NR              13.75              --          60           129,372
XO Communications, Inc.,
   Exchangeable, Ser. E, PIK                                  NR              13.50              --       1,390           166,847
                                                                                                                      -----------
Total preferred stocks                                                                                                    398,811
------------------------------------------------------------------------------------------------------------------------------
WARRANTS(a)
                                                                                         Expiration
                                                                                            Date       Warrants
                                                                                         ----------   ----------
GT Group Telecommunications, Inc.                             --              --            2/01/10         850            12,750
                                                                                                                      -----------
Total long-term investments (cost $114,628,368)                                                                        86,096,056
                                                                                                                      -----------
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--8.1%
CORPORATE BOND
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Principal
                                                                             Interest     Maturity      Amount
                                                                               Rate         Date        (000)
                                                                             --------    ----------   ----------
Paper & Packaging--1.6%
Container Corp. of America,
   Gtd. Sr. Notes, Ser. B                                     B2              10.75         5/01/02   $   1,000         1,015,000
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--6.5%
BNP Paribas, dated 9/28/01, due 10/1/01 in the amount of
   $4,027,090 (cost $4,026,000; collaterized by $3,187,000
   U.S. Treasury Bonds, 7.50%, 11/15/24, value of
   collateral including accrued interest is $4,110,184)       NR               3.25        10/01/01       4,026         4,026,000
                                                                                                                      -----------
Total short-term investments (cost $5,027,938)                                                                          5,041,000
                                                                                                                      -----------
------------------------------------------------------------------------------------------------------------------------------
Total Investments--146.0%
(cost $119,656,306; Note 3)                                                                                            91,137,056
Liabilities in excess of other assets--(46.0)%                                                                        (28,718,828)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $62,418,228
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a)--Non-income producing security.
(b)-- Represents issuer in default on interest payments; non-income producing security.
(c)--Standard & Poor's Rating.
(d)--US$ Denominated Foreign Bonds.
(e)--Fair valued security.
LLC--Limited Liability Company.
L.P.--Limited Partnership.
NR--Not rated by Moody's or Standard & Poor's.
N.V.--Naamluze Vennootschap (Dutch).
PIK--Payment in Kind.
PLC--Public Limited Company (British).
S.A.--Sociedad Anonima (Spanish) or Societe Anonyme (French).
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Statement of Assets and Liabilities (Unaudited)   THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

Assets
                                                                                                              September 30, 2001
--------------------------------------------------------------------------------------------------------------------------------
Investments, at value (cost $119,656,306)..................................................................   $     91,137,056
Foreign currency (cost $11,106)............................................................................             11,184
Cash.......................................................................................................                938
Interest receivable........................................................................................          3,215,560
Receivable for investments sold............................................................................            511,455
Other assets...............................................................................................             51,859
                                                                                                              ------------------
   Total assets............................................................................................         94,928,052
                                                                                                              ------------------
Liabilities
Loan payable (Note 4)......................................................................................         31,000,000
Dividends payable..........................................................................................            972,041
Loan interest payable (Note 4).............................................................................            345,780
Accrued expenses...........................................................................................            124,317
Advisory fee payable.......................................................................................             28,674
Deferred directors' fees...................................................................................             25,966
Administration fee payable.................................................................................             11,470
Unrealized depreciation on forward currency contracts......................................................              1,576
                                                                                                              ------------------
   Total liabilities.......................................................................................         32,509,824
                                                                                                              ------------------
Net Assets.................................................................................................   $     62,418,228
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Common stock, at par....................................................................................   $        155,501
   Paid-in capital in excess of par........................................................................        131,247,550
                                                                                                              ------------------
                                                                                                                   131,403,051
   Distributions in excess of net investment income........................................................           (634,915)
   Accumulated net realized loss on investment and foreign currency transactions...........................        (39,829,474)
   Net unrealized depreciation on investments and foreign currencies.......................................        (28,520,434)
                                                                                                              ------------------
   Net assets, September 30, 2001..........................................................................   $     62,418,228
                                                                                                              ------------------
                                                                                                              ------------------
Net asset value per share ($62,418,228 / 15,550,140 shares of common stock issued and outstanding).........                $4.01
                                                                                                              ------------------
                                                                                                              ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

THE HIGH YIELD PLUS FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
                                                 September 30,
Net Investment Income                                2001
Income
   Interest...................................   $  6,948,842
   Dividends..................................          5,712
                                                 -------------
                                                    6,954,554
                                                 -------------
Expenses
   Investment advisory fee....................        183,401
   Administration fee.........................         73,360
   Custodian's fees and expenses..............         59,000
   Legal fees and expenses....................         45,000
   Reports to shareholders....................         40,000
   Insurance expense..........................         20,000
   Transfer agent's fees and expenses.........         19,000
   Listing fee................................         18,000
   Audit fee..................................         14,000
   Directors' fees and expenses...............          6,000
   Miscellaneous..............................          7,755
                                                 -------------
      Total operating expenses................        485,516
   Loan interest expense (Note 4).............        797,048
                                                 -------------
      Total expenses..........................      1,282,564
                                                 -------------
Net investment income.........................      5,671,990
                                                 -------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign Currencies
Net realized gain (loss) on:
   Investment transactions....................    (10,871,500)
   Foreign currency transactions..............          6,261
                                                 -------------
                                                  (10,865,239)
                                                 -------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments................................     (4,401,110)
   Foreign currencies.........................        (11,811)
                                                 -------------
                                                   (4,412,921)
                                                 -------------
Net loss on investments and foreign
   currencies.................................    (15,278,160)
                                                 -------------
Net Decrease in Net Assets
Resulting from Operations.....................   $ (9,606,170)
                                                 -------------
                                                 -------------

THE HIGH YIELD PLUS FUND, INC.
Statement of Cash Flows (Unaudited)
------------------------------------------------------------

                                                   Six Months
                                                     Ended
                                                   September
Increase (Decrease) in Cash                           30,
(Including Foreign Currency)                          2001
Cash flows provided from operating activities
   Interest and dividends received (excluding
      discount amortization of $1,335,422)......  $ 6,006,849
   Operating expenses paid......................     (327,990)
   Loan interest and commitment fee paid........     (890,663)
   Purchases of short-term portfolio
      investments...............................   (4,026,000)
   Purchases of long-term portfolio
      investments...............................  (34,088,364)
   Proceeds from disposition of long-term
      portfolio investments.....................   36,132,643
   Deferred expenses and other assets...........       19,879
                                                  ------------
   Net cash provided from operating
      activities................................    2,826,354
                                                  ------------
Cash used for financing activities
   Net increase in notes payable................    3,000,000
   Cash dividends paid (excluding reinvestment
      of dividends of $556,549).................   (5,716,742)
                                                  ------------
   Net cash used for financing activities.......   (2,716,742)
                                                  ------------
   Net increase in cash.........................      109,612
   Payable to custodian at beginning of
      period....................................      (97,490)
                                                  ------------
   Cash at end of period........................  $    12,122
                                                  ------------
                                                  ------------
Reconciliation of Net Decrease in Net Assets
to Net Cash (Including Foreign Currency)
Provided from Operating Activities
Net decrease in net assets resulting from
   operations...................................  $(9,606,170)
                                                  ------------
Increase in investments.........................     (672,137)
Net realized loss on investment and foreign
   currency transactions........................   10,865,239
Net decrease in unrealized appreciation
   (depreciation) of investments and foreign
   currencies...................................    4,412,921
Increase in receivable for investments sold.....     (257,267)
Decrease in interest and dividends receivable...      387,717
Decrease in deferred expenses and other
   assets.......................................       19,879
Decrease in payable for investments purchased...   (2,387,739)
Increase in accrued expenses and other
   liabilities..................................       63,911
                                                  ------------
   Total adjustments............................   12,432,524
                                                  ------------
   Net cash provided from operating
      activities................................  $ 2,826,354
                                                  ------------
                                                  ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

THE HIGH YIELD PLUS FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                     Ended              Year
                                   September           Ended
Increase (Decrease)                   30,            March 31,
in Net Assets                         2001              2001
                                  ------------      ------------
Operations
   Net investment income.......   $  5,671,990      $ 12,405,361
   Net realized loss on
      investment and foreign
      currency transactions....    (10,865,239)      (15,005,642)
   Net change in unrealized
      appreciation
      (depreciation) on
      investments and foreign
      currencies...............     (4,412,921)       (5,589,149)
                                  ------------      ------------
   Net decrease in net assets
      resulting from
      operations...............     (9,606,170)       (8,189,430)
   Dividends from net
      investment income........     (5,490,389)      (13,177,913)
   Distributions in excess of
      net investment income....       (634,915)         (185,760)
   Value of Fund shares issued
      to shareholders in
      reinvestment of
      dividends................        556,549           934,538
                                  ------------      ------------
Total decrease.................    (15,174,925)      (20,618,565)
Net Assets
Beginning of period............     77,593,153        98,211,718
                                  ------------      ------------
End of period..................   $ 62,418,228      $ 77,593,153
                                  ------------      ------------
                                  ------------      ------------

THE HIGH YIELD PLUS FUND, INC.
Notes to Financial Statements (Unaudited)
------------------------------------------------------------
The High Yield Plus Fund, Inc. (the 'Fund') was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund had no transactions until April 4, 1988, when it sold 11,000 shares of common stock for $102,300 to Wellington Management Company, LLP (the 'Investment Adviser'). Investment operations commenced on April 22, 1988. The Fund's primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the closing bid price or in the absence of such price, as determined in good faith by the Board of Directors of the Fund. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the closing bid price. Securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available are valued at the latest bid price.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of
--------------------------------------------------------------------------------
                                       13

Notes to Financial Statements (Unaudited)         THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains or losses realized between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' or 'Payable to Custodian' in the Statement of Assets and Liabilities.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into a forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Such estimates may differ from actuals.
As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to April 1, 2001, the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but could change the classification of certain amounts between interest income and realized gain (loss) in the Statement of Operations. The Fund has determined that the impact of adopting this principle is not material to the financial statements; therefore no reclassifications have been booked to the financial statements.

Dividends and Distributions: Dividends are declared and paid monthly. Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements (Unaudited)         THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with the Investment Adviser and with Prudential Investments LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund's average weekly net assets.

------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the six months ended September 30, 2001, aggregated $31,700,625 and $36,383,649, respectively.

The United States federal income tax basis of the Fund's investments at September 30, 2001 was $119,696,285 and accordingly, net unrealized depreciation for the United States federal income tax purposes was $28,559,229 (gross unrealized appreciation--$1,786,781; gross unrealized depreciation--$30,346,010).

For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2001 of approximately $20,244,000 of which $1,337,000 expires in 2003, $1,806,000 expires in 2004, $500,000 expires in 2007, $8,206,000 expires in 2008 and $8,395,000 expires in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. In addition, the Fund has elected to treat net capital losses of approximately $8,670,000 and net foreign currency losses of approximately $72,700 incurred in the five month period ended March 31, 2001 as having been incurred in the current fiscal year.

At September 30, 2001, the Fund had outstanding forward currency contracts to sell foreign currency as follows:

                         Value at
 Foreign Currency     Settlement Date     Current
  Sale Contracts        Receivable         Value        Depreciation
------------------    ---------------     --------     ---------------
Euros,
expiring 10/16/01        $ 212,004        $213,580         $ 1,576
                      ---------------     --------         -------
                      ---------------     --------         -------

------------------------------------------------------------
Note 4. Borrowings
The Fund has a credit agreement with unaffiliated lenders. The maximum commitment under this agreement is $50,000,000. Interest on any such borrowings is based on market rates and is payable at maturity. The average daily balance outstanding during the six months ended September 30, 2001 was $30,355,191 at a weighted average interest rate of 5.14%. The maximum face amount of borrowings outstanding at any month-end during the six months ended September 30, 2001 was $31,000,000. The current borrowings of $31,000,000 (at a weighted average interest rate of 4.89%) mature throughout the period from October 1, 2001 to March 4, 2002.

The Fund pays commitment fees at an annual rate of .10 of 1% on any unused portion of the credit facility. Commitment fees are included in 'Loan Interest' as reported on the Statement of Assets and Liabilities and on the Statement of Operations.

------------------------------------------------------------
Note 5. Capital
There are 100 million shares of common stock, $.01 par value per share. During the six months ended September 30, 2001 and the fiscal year ended March 31, 2001, the Fund issued 101,482 and 157,754 shares in connection with reinvestment of dividends, respectively.

------------------------------------------------------------
Note 6. Dividends
On September 12, 2001 the Board of Directors of the Fund declared dividends of $0.0625 per share payable on October 10, November 12 and December 10 to shareholders of record on September 28, October 31 and November 30, respectively.
--------------------------------------------------------------------------------
                                       15

Financial Highlights (Unaudited)                  THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Six Months
                                                                  Ended                      Year Ended March 31,
                                                              September 30,     -----------------------------------------------
                                                                  2001            2001         2000         1999         1998
                                                              -------------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................       $  5.02        $   6.42     $   7.36     $   9.21     $   8.54
                                                                  ------        --------     --------     --------     --------
Income from investment operations
Net investment income.....................................           .37             .81          .89          .88          .84
Net realized and unrealized gain (loss) on investments....          (.99)          (1.34)        (.94)       (1.59)         .67
                                                                  ------        --------     --------     --------     --------
   Total from investment operations.......................          (.62)           (.53)        (.05)        (.71)        1.51
                                                                  ------        --------     --------     --------     --------
Less dividends and distributions
Dividends from net investment income......................          (.35)           (.86)        (.89)        (.88)        (.84)
Distributions in excess of net investment income..........          (.04)           (.01)          --           --           --
                                                                  ------        --------     --------     --------     --------
   Total dividends........................................          (.39)           (.87)        (.89)        (.88)        (.84)
                                                                  ------        --------     --------     --------     --------
Capital charge in respect to issuance of shares...........            --              --           --         (.26)          --
                                                                  ------        --------     --------     --------     --------
Net asset value, end of period(a).........................       $  4.01        $   5.02     $   6.42     $   7.36     $   9.21
                                                                  ------        --------     --------     --------     --------
                                                                  ------        --------     --------     --------     --------
Market price per share, end of period(a)..................       $  5.12        $   6.20     $ 6.1875     $ 7.1875     $  9.125
                                                                  ------        --------     --------     --------     --------
                                                                  ------        --------     --------     --------     --------
TOTAL INVESTMENT RETURN(b):...............................        (11.36)%         15.49%       (2.96)%     (12.36)%      11.25%
                                                                  ------        --------     --------     --------     --------
                                                                  ------        --------     --------     --------     --------
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...................       $62,418        $ 77,593     $ 98,212     $111,993     $104,558
Average net assets (000 omitted)..........................       $72,959        $ 88,620     $107,803     $ 94,437     $100,766
Ratio to average net assets:
   Expenses, before loan interest and commitment fees.....          1.33%(c)        1.26%        1.08%        1.11%        1.07%
   Total expenses.........................................          3.51%(c)        3.92%        3.47%        3.14%        2.44%
   Net investment income..................................         15.51%(c)       14.00%       12.60%       11.60%        9.41%
Portfolio turnover rate...................................            32%             68%          83%          94%         112%
Total debt outstanding at end of period (000 omitted).....       $31,000        $ 28,000     $ 42,000     $ 35,000     $ 30,000
Asset coverage per $1,000 of debt outstanding.............       $ 3,013        $  3,771     $  3,338     $  4,204     $  4,485

                                                             1997
                                                            -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................  $  8.44
                                                            -------
Income from investment operations
Net investment income.....................................      .82
Net realized and unrealized gain (loss) on investments....      .12
                                                            -------
   Total from investment operations.......................      .94
                                                            -------
Less dividends and distributions
Dividends from net investment income......................     (.82)
Distributions in excess of net investment income..........     (.02)
                                                            -------
   Total dividends........................................     (.84)
                                                            -------
Capital charge in respect to issuance of shares...........       --
                                                            -------
Net asset value, end of period(a).........................  $  8.54
                                                            -------
                                                            -------
Market price per share, end of period(a)..................  $  9.00
                                                            -------
                                                            -------
TOTAL INVESTMENT RETURN(b):...............................    13.38%
                                                            -------
                                                            -------
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...................  $96,042
Average net assets (000 omitted)..........................  $95,946
Ratio to average net assets:
   Expenses, before loan interest and commitment fees.....     1.08%
   Total expenses.........................................     2.32%
   Net investment income..................................     9.63%
Portfolio turnover rate...................................       60%
Total debt outstanding at end of period (000 omitted).....  $18,000
Asset coverage per $1,000 of debt outstanding.............  $ 6,336

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total returns for periods less than one year are not annualized.
(c) Annualized.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Supplemental Proxy Information (Unaudited)        THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
The annual meeting of shareholders of The High Yield Plus Fund, Inc. was held on August 30, 2001 at the offices of Prudential Investments LLC, 751 Broad Street, Newark, New Jersey. The meeting was held for the following purpose:

(1)       To elect the following director to serve as follows:
                     Director                  Class         Term        Expiring
          -------------------------------      ------      --------      ---------
          Eugene C. Dorsey                       I         3 years         2004
          Directors whose term of office continued beyond this meeting are Robert E. LaBlanc, Douglas H. McCorkindale, Thomas T.
          Mooney and Clay T. Whitehead.

The results of the proxy solicitation on the above matter were as follows:

                Director/Matter             Votes for      Votes against      Votes withheld      Abstentions
          ----------------------------     -----------     --------------     ---------------     ------------
(1)       Eugene C. Dorsey                 13,308,977            --               222,622              --

--------------------------------------------------------------------------------
                                       17

Other Information (Unaudited)                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares ('Shares') pursuant to the Fund's Dividend Reinvestment Plan ('the Plan'). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank and Trust Co. (the 'Plan Agent') serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
--------------------------------------------------------------------------------
                                       18

Directors
Eugene C. Dorsey
Robert E. LaBlanc
Douglas H. McCorkindale
Thomas T. Mooney
Clay T. Whitehead

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Notice is hereby given in
accordance with Section 23(c) of
the Investment Company Act of 1940
that the Fund may purchase, from
time to time, shares of its common
stock at market prices.

The accompanying financial
statements as of September 30, 2001
were not audited and, accordingly,
no opinion is expressed on them.

The views expressed in this report
and the information about the
Fund's portfolio holdings are for
the period covered by this report
and are subject to change
thereafter.

This report is for stockholder
information. This is not a
prospectus intended for use in the
purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

429906100